                                                                    EXHIBIT 21.1
                                                                     PAGE 1 OF 3


                   APACHE CORPORATION (A DELAWARE CORPORATION)
                 LISTING OF SUBSIDIARIES AS OF FEBRUARY 28, 2006

EXACT NAME OF SUBSIDIARY AND NAME                    JURISDICTION OF
UNDER WHICH SUBSIDIARY DOES BUSINESS                 INCORPORATION OR ORGANIZATION
------------------------------------                 -----------------------------
Apache Corporation (New Jersey)                      New Jersey
Apache Aviation, Inc.                                Delaware
Apache Delaware LLC                                  Delaware
Apache Delaware Investment LLC                       Delaware
Apache Donard Corporation LDC                        Cayman Islands
Apache Energy Limited                                Western Australia
   Apache Northwest Pty Ltd.                         Western Australia
   Apache East Spar Pty Limited                      Western Australia
   Apache Harriet Pty Limited                        Victoria, Australia
   Apache Kersail Pty Ltd                            Victoria, Australia
   Apache Miladin Pty Ltd                            Victoria, Australia
   Apache Nasmah Pty Ltd                             Victoria, Australia
   Apache Oil Australia Pty Limited                  New South Wales, Australia
   Apache Varanus Pty Limited                        Queensland, Australia
Apache Finance Louisiana Corporation                 Delaware
Apache Foundation                                    Minnesota
Apache Gathering Company                             Delaware
Apache Hadda Corporation LDC                         Cayman Islands
Apache GOM Pipeline, Inc.                            Delaware
Apache Holdings, Inc.                                Delaware
Apache International, Inc.                           Delaware
Apache FF Corporation LDC                            Cayman Islands
Apache FS Corporation LDC                            Cayman Islands
   Apache North America, Inc.                        Delaware
      Apache Finance Australia Pty Limited           Australian Capital Territory
      Apache Finance Pty Limited                     Australian Capital Territory
         Apache Australia Management Pty Limited     Victoria, Australia
            Apache Australia Holdings Pty Limited    Western Australia
      Apache Qarun Corporation LDC                   Cayman Islands
Apache Khalda Corporation LDC                        Cayman Islands
Apache Kultarr Corporation LDC                       Cayman Islands
Apache Libya Corporation LDC                         Cayman Islands
Apache Louisiana Holdings, LLC                       Delaware
Apache Louisiana Minerals, Inc.                      Delaware
Apache Midstream Enterprises, Inc.                   Delaware
Apache Nero Corporation LDC                          Cayman Islands
Apache Oil Corporation                               Texas
Apache Overseas, Inc.                                Delaware
   Apache Abu Gharadig Corporation LDC               Cayman Islands
   Apache Argentina Corporation LDC                  Cayman Islands
   Apache Asyout Corporation LDC                     Cayman Islands
   Apache Bohai Corporation LDC                      Cayman Islands
   Apache China Management LDC                       Cayman Islands
      Apache China Holdings LDC                      Cayman Islands
   Apache Darag Corporation LDC                      Cayman Islands
   Apache East Bahariya Corporation LDC              Cayman Islands
   Apache El Diyur Corporation LDC                   Cayman Islands
   Apache Enterprises LDC                            Cayman Islands
   Apache Faiyum Corporation LDC                     Cayman Islands

                                                                    EXHIBIT 21.1
                                                                     PAGE 2 OF 3


                   APACHE CORPORATION (A DELAWARE CORPORATION)
                 LISTING OF SUBSIDIARIES AS OF FEBRUARY 28, 2006

EXACT NAME OF SUBSIDIARY AND NAME                    JURISDICTION OF
UNDER WHICH SUBSIDIARY DOES BUSINESS                 INCORPORATION OR ORGANIZATION
------------------------------------                 -----------------------------
   Apache FC Argentina Company LDC                   Cayman Islands
   Apache Madera Corporation LDC                     Cayman Islands
   Apache Matruh Corporation LDC                     Cayman Islands
   Apache Mediterranean Corporation LDC              Cayman Islands
      Apache Luxembourg Holdings III LDC             Cayman Islands
   Apache North El Diyur Corporation LDC             Cayman Islands
   Apache North Sea Holdings LDC                     Cayman Islands
   Apache North Sea Management LDC                   Cayman Islands
      Apache International Holdings LLC              Delaware
         Apache China Corporation LDC                Cayman Islands
         Apache International Finance S.a r.l.       Luxembourg
         Apache International Holdings II LLC        Delaware
         Apache North Sea Investment                 England and Wales
            Apache North Sea Limited                 England and Wales
   Apache North Tarek Corporation LDC                Cayman Islands
   Apache Petrolera Argentina S.A.                   Argentina
   Apache Poland Holding Company                     Delaware
   Apache Shushan Corporation LDC                    Cayman Islands
   Apache South Umbarka Corporation LDC              Cayman Islands
   Apache Umbarka Corporation LDC                    Cayman Islands
   Apache West Kalabsha Corporation LDC              Cayman Islands
   Apache West Kanayis Corporation LDC               Cayman Islands
Apache Pleiades Corporation LDC                      Cayman Islands
Apache Qarun Exploration Company LDC                 Cayman Islands
Apache Ravensworth Corporation LDC                   Cayman Islands
Apache Shady Lane Ranch Inc.                         Wyoming
Apache Transfer Company                              Delaware
Apache UK Limited                                    England and Wales
   Apache Lowendal Pty Limited                       Victoria, Australia
Apache West Texas Acquisition Corporation            Delaware
   Texas and New Mexico Exploration LLC              Delaware
Apache West Texas Holdings, Inc.                     Delaware
Apache West Texas Investment LLC                     Delaware
Apache Yemen Corporation LDC                         Cayman Islands
Burns Manufacturing Company                          Minnesota
Clear Creek Hunting Preserve, Inc.                   Wyoming
DEK Energy Company                                   Delaware
   DEK Energy Texas, Inc.                            Delaware
      Apache Finance Canada Corporation              Nova Scotia, Canada
         Apache Canada Management Ltd                Alberta, Canada
            Apache Canada Holdings Ltd               Alberta, Canada
         Apache Canada Management II Ltd             Alberta, Canada
      Apache Finance Canada II Corporation           Nova Scotia, Canada
      Apache Canada Ltd.                             Alberta, Canada
         Apache Canada Argentina Holdings ULC        Alberta, Canada
            Apache Canada Argentina Investment ULC   Alberta, Canada
               Apache Natural Resources Petrolera
               Argentina S.R.L.                      Argentina
         Apache Canada Properties Ltd.               Alberta, Canada

                                                                    EXHIBIT 21.1
                                                                     PAGE 3 OF 3


                   APACHE CORPORATION (A DELAWARE CORPORATION)
                 LISTING OF SUBSIDIARIES AS OF FEBRUARY 28, 2006


EXACT NAME OF SUBSIDIARY AND NAME                    JURISDICTION OF
UNDER WHICH SUBSIDIARY DOES BUSINESS                 INCORPORATION OR ORGANIZATION
------------------------------------                 -----------------------------
              Apache FC Capital Canada Inc.                Alberta, Canada
              Apache FC Canada Enterprises Inc.            Alberta, Canada
DEPCO, Inc.                                                Texas
     Heinold Holdings, Inc.                                Delaware
GOM Shelf, LLC                                             Delaware
LeaCo New Mexico Exploration and Production LLC            Delaware
Nagasco, Inc.                                              Delaware
     Apache Crude Oil Marketing, Inc.                      Delaware
     Apache Marketing, Inc.                                Delaware
     Apache Transmission Corporation - Texas               Texas
     Nagasco Marketing, Inc.                               Delaware
Nile Weavers, Inc                                          Delaware
Phoenix Exploration Resources, Ltd.                        Delaware
     TEI Arctic Petroleum (1984) Ltd.                      Alberta, Canada
     Texas International Company                           Delaware